SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material under Rule 14a-12

                                 FMI Funds, Inc.
                (Name of Registrant as Specified in its Charter)
           ----------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1.  Title of each class of securities to which transaction applies:

          -----------------------

      2.  Aggregate number of securities to which transaction applies:

          -----------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

      4.  Proposed maximum aggregate value of transaction:
          $
           ----------------------

      5.  Total fee paid: $
                           ----------------------

[ ]   Fee paid previously with preliminary materials:  $
                                                        ----------------------

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by Registration Statement Number, or the Form or Schedule and the date of its filing.

      1.  Amount Previously Paid: $
                                   ----------------------

      2.  Form, Schedule or Registration Statement No.:
                                                        ----------------------

      3.  Filing Party:

          ----------------------------------------------------------------

      4.  Date Filed:                  , 200
                      ------------- ---     --

Notice of Special Meeting of Shareholders of FMI Funds, Inc. to be Held April 30, 2001

To Shareholders of FMI Funds, Inc.:

     We invite you to attend a Special Meeting of Shareholders of FMI Focus Fund (the "Fund"), a series of FMI Funds, Inc., a Maryland corporation (the "Company"), on Monday, April 30, 2001 at 3 o'clock p.m. (Central Standard Time), at the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin 53202. As we describe in the accompanying Proxy Statement, the shareholders will vote on the following proposals:

     1. A proposal to approve a new investment advisory agreement for the Fund between the Company and Fiduciary Management, Inc. (Proposal No. 1).

     2. A proposal to approve a sub-advisory agreement for the Fund between the Company, Fiduciary Management, Inc. and Lane Primack Asset Management, LLC (Proposal No. 2).

     3. A proposal to elect seven directors to the Company's Board of Directors (Proposal No. 3).

     4. A proposal to change the Fund's investment company classification concerning diversification of investments from "diversified" to "non-diversified" (Proposal No. 4).

     5. To consider and act upon such other business as may properly come before the Special Meeting.

     We have enclosed a proxy card with this Proxy Statement. Your vote is important, no matter how many shares you own. Even if you plan to attend the Special Meeting, please complete, date and sign the proxy card and mail it as soon as you can in the envelope we have provided. If you attend the Special Meeting, you can revoke your proxy and vote your shares in person if you choose.

     We look forward to seeing you at the Special Meeting.

                                             FMI FUNDS, INC.


                                             Donald S. Wilson
                                             Secretary

Milwaukee, Wisconsin
April 2, 2001

                           FREQUENTLY ASKED QUESTIONS

Q:   Why have I received this Proxy Statement?

     The Company's Board of Directors has sent you this Proxy Statement, starting around April 2, 2001, to ask for your vote as a shareholder of the Company.

Q:   What am I voting on?

     You will vote on the following proposals:

     Proposal No.                                 Description

          1             Approval of a new investment  advisory agreement for the
                         Fund between the Company and Fiduciary Management, Inc.
          2             Approval of a  sub-advisory  agreement  for the Fund
                         between the Company, Fiduciary Management, Inc. and Lane Primack Asset Management, LLC.
          3             Election of seven directors to the Company's Board of
                         Directors.
          4             Approval of changing the Fund's investment company
                         classification concerning diversification of investments from "diversified" to "non-diversified."

     The Company's Board of Directors is not aware of any other matter which will be presented to you at the Special Meeting.

Q:   Who is entitled to vote?

     If you owned shares of the Fund as of the close of business on the record date, March 27, 2001, then you are entitled to vote. You will be entitled to vote one vote per share for each share you own on the record date.

Q:   Do I need to attend the Special Meeting in order to vote?

     No. You can vote either in person at the Special Meeting or by completing and mailing the enclosed proxy card.

Q:   How will proxies be solicited?

     The Company will solicit proxies by mail. In addition, certain of our officers and employees may solicit by telephone, telegram and personally. The Company will not pay these officers and employees specifically for soliciting proxies. Fiduciary Management, Inc. and Lane Primack Asset Management, LLC each will bear one-half of the cost of soliciting proxies, including preparing, printing, assembling and mailing the proxy material.

Q:   How many shares of the Fund's stock are entitled to vote?

     As of the record date, __________ shares of the Fund were entitled to vote at the Special Meeting.

Q:   What happens if the Special Meeting is adjourned?

     The Special Meeting could be adjourned if a quorum does not exist. For purposes of any adjournment, proxies will be voted "for" adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments.

Q:   What constitutes a quorum?

     A "quorum" refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business. A majority of the votes of the shares of the Fund entitled to be cast represent a quorum. As a result, holders of ____________ shares of the Fund must be present in person or represented by proxy at the Special Meeting to constitute a quorum.

Q:   What happens if I sign and return my proxy card but do not mark my vote?

     Mr. Ted D. Kellner and Mr. Donald S. Wilson, as proxies, will vote your shares to approve a new investment advisory agreement, to approve a new sub-advisory agreement, to elect seven nominees to the Company's Board of Directors and to approve changing the Fund's investment company classification concerning diversification of investments from "diversified" to "non-diversified."

Q:   May I revoke my proxy?

     You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Company in writing (by subsequent proxy or otherwise). Your presence at the Special Meeting does not itself revoke your proxy.

Q:   Who will count the votes?

     _________________________ will count the votes and act as inspector of elections.

Q:   How can I obtain a copy of the annual report?

     You may request a copy of the Company's latest annual report by writing to its principal executive office at 225 East Mason Street, Milwaukee, Wisconsin 53202, Attention: Corporate Secretary, or by calling 1-800-811-5311. These copies will be furnished by the Company free of charge.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

                            [PRELIMINARY INFORMATION]

     Set forth below are the names and addresses of all holders of the Fund's common stock who, as of the record date, beneficially owned 5% or more of the Fund's outstanding shares of common stock and the shares of common stock beneficially owned by all officers and directors of the Fund as a group.


Name and Address                     Amount and Nature of
of Beneficial Owner                  Beneficial Ownership
                              -----------------------------------
                               Sole        Shared                      Percent
                               Power       Power        Aggregate      of Class
                               -----       ------       ---------      --------

Charles Schwab & Co. Inc      _______     3,963,110     3,963,110       42.58%
101 Montgomery Street .
San Francisco, CA 94104

Northern Trust Tr.            _______       512,917       512,917        5.51%
FBO UA Local 467
Pension Trust
  Acct. #22-00012
P. O. Box 92956
Chicago, IL  60675

Officers, Directors and            --            --       458,757        4.93%
Nominees as a group (10                                 (1)(2)(3)
persons)

---------------

(1) Includes 34,985 shares held by two investment partnerships over which Mr. Ted D. Kellner has voting and investment authority.

(2) Includes 33,569 shares held in trust for which Mr. Kellner is a co-trustee and co-beneficiary and 6,820 shares held in a partnership of which Mr. Kellner is a partner.

(3) Includes 365,278 shares owned by Fiduciary Management, Inc., retirement plans of Fiduciary Management, Inc. and clients of Fiduciary Management, Inc. for whom Fiduciary Management, Inc. exercises investment discretion.

                        PROPOSAL NO. 1: APPROVAL OF A NEW

                          INVESTMENT ADVISORY AGREEMENT

                                  Introduction

     The Fund presently has an investment advisory agreement ("current Agreement") with Fiduciary Management, Inc., 225 East Mason Street, Milwaukee, Wisconsin 53202 (the "Adviser"). The current Agreement was approved by the Company's Board of Directors, including a majority of those directors who were not "interested persons" of the Fund, on December 9, 1997 and by the shareholders on December 22, 1997. The current Agreement was last submitted to a vote of shareholders on December 22, 1997 for the purpose of approving an increase in the investment advisory fee payable under the current Agreement. Subject to shareholder approval, the Fund will enter into a new investment advisory agreement with the Adviser ("new Agreement") pursuant to which the Adviser will continue to provide investment management and administrative services to the Fund, but will select one or more sub-advisers to make specific investments for the Fund. The new Agreement, substantially in the form attached hereto as Annex A, was approved by the Company's Board of Directors, including a majority of those directors who were not "interested persons" (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940) of the Company on March 27, 2001.

     The new Agreement will provide the Adviser with the flexibility to retain one or more sub-advisers, although only one sub-adviser is contemplated. Under the new Agreement, the advisory services currently provided solely by the Adviser will be divided between the Adviser and the sub-adviser(s), thereby enabling the sub-adviser to concentrate all of its efforts on the portfolio management for the Fund. The Adviser's retention of a sub-adviser is subject to the approval of the Company's Board of Directors, including a majority of those directors who are not "interested persons" of the Company and of the Fund's shareholders as required by the Investment Company Act of 1940.

     The proposed initial sub-adviser for the Fund is Lane Primack Asset Management, LLC (the "Sub-Adviser"). The Sub-Adviser is controlled by Mr. Richard E. Lane, currently an employee of the Adviser and a co-portfolio manager for the Fund. Mr. Lane intends to leave the employ of the Adviser following the Special Meeting. In approving the new Agreement and the sub-advisory agreement described in Proposal No. 2 the Board of Directors believed that it was in the best interests of the Fund to retain Mr. Lane, through the Sub-Adviser, as a portfolio manager for the Fund, and to retain the Adviser to perform those services it performed under the current Agreement with the exception of portfolio management.

     On February 26, 2001, the Adviser and Mr. Lane entered into an agreement pursuant to which they agreed, among other things, to use their best efforts to obtain approval of the new Agreement and the sub-advisory agreement described in Proposal No. 2 by the Board of Directors of the Company and the shareholders of the Fund. Pursuant to the new

Agreement, Mr. Donald S. Wilson, the Vice Chairman and Treasurer of the Adviser, resigned as a director of the Company, and the Adviser recommended to the Board of Directors of the Company that Mr. Lane fill the vacancy created by Mr. Wilson's resignation.

                      Description of the Current Agreement

     Under the current Agreement, the Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Directors may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund's investment portfolio. The Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary facilities, equipment and executive personnel for managing the Fund's investments. For the foregoing, the Adviser receives an annual fee of 1.25% of the average daily net assets of the Fund. During the fiscal year ended September 30, 2000, the Fund paid the Adviser advisory fees of $1,230,206.

                        Description of the New Agreement

     The following description of the new Agreement is qualified in its entirety by reference to Annex A.

     Under the new Agreement, the Adviser will: (1) provide the Fund with office space, office furnishings, facilities, equipment and personnel necessary to operate and administer the Fund's business and to supervise the provision of services relating to advisory, research, asset allocation, portfolio manager/evaluation activities and otherwise managing and administering the business and operations of the Fund; (2) provide or oversee the provision of, subject to and in accordance with the investment objective and policies of the Fund and any directions which the Board of Directors may issue to the Adviser, all general management and investment of the assets and security portfolios of the Fund; (3) develop, implement and monitor investment programs; and (4) be authorized to select or hire the Sub-Adviser who, subject to the control and supervision of the Board of Directors and the Adviser, will have full investment discretion for the Fund and make all the determinations with respect to the investment of the Fund's assets assigned to the Sub-Adviser and the purchase and sale of portfolio securities with those assets, and take such steps as may be necessary to implement its decision. The Adviser will also render to the Board of Directors any periodic reports concerning the business and investments of the Fund as the Board of Directors reasonably requests.

     For the foregoing, the Adviser will be compensated at the same rates as under the current Agreement; i.e., the Adviser will receive a monthly fee equal to 1/12 of 1.25% of the average daily net assets of the Fund.

     The assets of the Fund initially will be allocated to the Sub-Adviser (assuming Proposal No. 1 and Proposal No. 2 are approved by the shareholders). The Adviser's retention of the Sub-Adviser is subject to the approval of the Company's Board of Directors, including a majority of those directors who are not "interested persons" of the Company and of the Fund's shareholders as required by the Investment Company Act of 1940. The Sub-

Adviser may be terminated only by the Company, provided, that the Sub-Adviser will be immediately terminated if the Adviser or any successor ceases to be the investment adviser to the Fund. The Adviser will be responsible for the payment of all fees to the Sub-Adviser. The Adviser and the Fund will enter into a separate sub-advisory contract with the Sub-Adviser.

     The new Agreement will continue in effect for an initial period beginning May 1, 2001 and ending April 30, 2003 and indefinitely thereafter, so long as its continuance is specifically approved at least annually by (1) the Board of Directors of the Company; and (2) the vote of a majority of the directors of the Company who are not parties to the new Agreement or "interested persons" of the Adviser cast in person at a meeting called for the purpose of voting on such approval. The new Agreement provides that it may be terminated at any time, without payment of any penalty, by the Board of Directors or by a vote of the majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, upon giving 60 days' written notice to the Adviser, and by the Adviser on the same notice to the Fund. The new Agreement also provides that it shall be automatically terminated if it is assigned. Under the Investment Company Act of 1940, transactions which do not result in a change of actual control or management of an investment adviser are not assignments.

     The new Agreement provides that the Adviser will not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The new Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

                             Description of Adviser

     The Adviser is a Wisconsin corporation and a registered investment adviser. The Adviser is controlled by Messrs. Kellner and Wilson. The Adviser's executive officers are Mr. Kellner, Chairman of the Board and Chief Executive Officer; Mr. Wilson, Vice Chairman and Treasurer; Mr. Patrick J. English, President; Ms. Maria Blanco, Senior Vice President and Secretary; Mr. John Brandser, Vice President-Fixed Income; Ms. Camille Wildes, Vice President; and Ms. Jody Reckard, Vice President. The directors of the Adviser are Messrs. Kellner and Wilson. The business address of the Adviser and its executive officers is 225 East Mason Street, Milwaukee, Wisconsin 53202.

     The Adviser is the investment adviser to Fiduciary Capital Growth Fund, Inc., a registered investment company having an investment objective of long-term capital appreciation. Fiduciary Capital Growth Fund, Inc. invests primarily in small- to mid-cap value stocks. On September 30, 2000, Fiduciary Capital Growth Fund, Inc. had net assets of approximately $47,000,000. During the fiscal year ended September 30, 2000, the Adviser received an annual investment advisory fee from Fiduciary Capital Growth Fund, Inc. equal to 0.92% of such Fund's average daily net assets, no portion of which was waived or reduced during the fiscal year ended September 30, 2000.

                                  Vote Required

     The favorable vote of the holders of a "majority" (as defined in the Investment Company Act of 1940) of the outstanding shares of the Fund is required for the approval of Proposal No. 1. Under the Investment Company Act of 1940, the vote of the holders of a "majority" of the outstanding shares of the Fund means the vote of the holders of the lesser of (1) 67% or more of its shares present at the Special Meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (2) more than 50% of its outstanding shares. Abstentions and broker non-votes will not be counted for or against the proposal but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding shares are present or represented at the Special Meeting. The failure to vote (other than by broker non-votes or abstentions), assuming more than 50% of the outstanding shares of the Fund are present, has no effect if (1) above is applicable and has the same effect as a vote against the proposal if (2) above is applicable. Abstentions and broker non-votes have the same effect as a vote against the proposal. If the shareholders of the Fund do not approve the new Agreement, the current Agreement will remain in effect and shareholders will not be asked to vote on Proposal No. 2.

                                 Recommendation

     The Company's Board of Directors has unanimously approved this Proposal and has determined that this Proposal is in the best interests of the Fund. In doing so, it considered the following factors, among others:

     o The fees paid by the Fund under the new Agreement are the same as under the current Agreement.

     o The services to be performed by the Adviser under the new Agreement either directly or by the Sub-Adviser are substantially the same as under the current Agreement.

     o The fact that the Fund will be able to retain the Adviser as investment adviser to the Fund and Mr. Lane, through the Sub-Adviser, as the portfolio manager of the Fund if this Proposal and Proposal No. 2 are approved by the shareholders.

     o    The past investment performance of the Fund.

     Accordingly, the Board of Directors recommends a vote "for" Proposal No. 1.

              PROPOSAL NO. 2: APPROVAL OF A SUB-ADVISORY AGREEMENT

                                  Introduction

     The Adviser and the Company have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Lane Primack Asset Management, LLC, 9421 N. Lake Drive, Milwaukee, WI 53217, pursuant to which Lane Primack Asset Management, LLC will serve as the Sub-Adviser of the Fund. The Sub-Advisory Agreement was approved, substantially in the form attached hereto as Annex B, by the Board of Directors of the Company, including a majority of those Directors who were not "interested persons" of the Fund on March 27, 2001.

     The Board of Directors of the Company believes that it is in the best interests of the Fund and its shareholders to approve the Sub-Advisory Agreement because of the experience and skill of Mr. Lane, the President of the Sub-Adviser, in selecting portfolio investments of the type appropriate for the Fund.

                    Description of the Sub-Advisory Agreement

     The following description of the Sub-Advisory Agreement is qualified in its entirety by reference to Annex B.

     Under the Sub-Advisory Agreement, the Sub-Adviser will be responsible for selecting portfolio securities for investment by the Fund, purchasing and selling securities for the Fund and, upon making any purchase or sale decision, placing orders for the execution of such portfolio transactions in accordance with the terms of the Sub-Advisory Agreement and such operational procedures as may be agreed to from time to time by the Sub-Adviser and the Company or the Adviser.

     For its services to the Fund, the Adviser, not the Fund, will pay the Sub-Adviser a monthly fee equal to 1/12 of 0.95% of the average daily net assets of the Fund from the fee that the Adviser receives from the Fund. No performance or incentive fees will be paid to the Sub-Adviser. If the Sub-Advisory Agreement had been in effect throughout the fiscal year ended September 30, 2000 the Adviser would have paid the Sub-Adviser $934,957 of the $1,230,206 of investment advisory fees that it received from the Fund.

     The Sub-Advisory Agreement will continue in effect for an initial period beginning May 1, 2001 and ending April 30, 2003 and indefinitely thereafter, so long as its continuance is specifically approved at least annually by (1) the Board of Directors of the Company and (2) the vote of a majority of the directors of the Company who are not parties to the Sub-Advisory Agreement or "interested persons" of the Sub-Adviser cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement provides that it may be terminated at any time by the Company or the Sub-Adviser, without the payment of any penalty, immediately upon written notice to the other in the event of a breach of any provision of the Sub-Advisory Agreement by the party, so notified, or otherwise, upon giving 60 days' written notice to the other, and will be immediately terminated if the Adviser or its successors cease to be the investment adviser to the Fund. The Sub-Advisory Agreement will automatically terminate if it is assigned.

     The Sub-Advisory Agreement provides that the Sub-Adviser will not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Sub-Advisory Agreement also provides that the Sub-Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

                         Description of the Sub-Adviser

     Lane Primack Asset Management, LLC, is a Securities and Exchange Commission registered investment adviser providing investment advice to investment companies, institutions and individuals. Lane Primack Asset Management, LLC is located at 9421 North Lake Drive, Milwaukee, WI 53217. Mr. Lane and Mr. Glenn Primack are the principal officers of Lane Primack Asset Management, LLC. Together, Mr. Lane and Mr. Primack have over thirty years of investment management and financial industry experience.

     Mr. Lane has served as co-portfolio manager to the Fund with Mr. Kellner since October 1, 1997, and will serve as co-portfolio manager of the Fund with Mr. Primack. Mr. Lane has served as a portfolio manager and financial analyst with Fiduciary Management, Inc. since September 1994. Mr. Lane has over eighteen years of investment management and financial industry experience. Mr. Lane has a BA Degree in Economics and an MS Degree in Finance from the University of Wisconsin-Madison.

     Mr. Primack will serve as the Fund's co-portfolio manager. Mr. Primack has served as a research analyst with Fiduciary Management, Inc. since May 1998. Prior to that, Mr. Primack was employed as a research analyst for Cleary, Gull, Reiland & McDevitt from May 1996 to May 1998. Mr. Primack has a BA Degree in economics and Spanish from The Colorado College and an MBA Degree in finance and international business accounting from The University of Chicago. Mr. Primack has over twelve years of investment management and financial industry experience.

                                  Required Vote

     The favorable vote of the holders of a "majority" (as defined in the Investment Company Act of 1940) of the outstanding shares of the Fund is required for the approval of Proposal No. 2. Under the Investment Company Act of 1940, the vote of the holders of a "majority" of the outstanding shares of the Fund means the vote of the holders of the lesser of (1) 67% or more of its shares present at the Special Meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (2) more than 50% of its outstanding shares. Abstentions and broker non-votes will not be counted for or against the Sub-Advisory Agreement but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding shares are present or represented at the Special Meeting. The failure to vote (other than by broker non-votes or abstentions), assuming more than 50% of the outstanding shares of the Fund are present, has no effect if (1) above is applicable and has the same effect as a vote against the Sub-Advisory Agreement if (2) above is applicable. Abstentions and broker non-votes have the same effect as a vote against the Sub-Advisory Agreement. If the shareholders of the Fund do not approve the Sub-Advisory Agreement, pursuant to the new Agreement the Adviser will continue to perform the services contemplated to be performed by the Sub-Adviser under the Sub-Advisory Agreement.

                                 Recommendation

     The Company's Board of Directors has unanimously approved this Proposal and has determined that this Proposal is in the best interests of the Fund. In doing so, it considered the following factors, among others:

     o The fees to be paid under the Sub-Advisory Agreement will be paid by the Adviser, not the Fund.

     o The fact that the Fund will be able to retain Mr. Lane, through the Sub-Adviser, as the portfolio manager for the Fund.

     o    The investment performance of the Fund.

     Accordingly, the Board of Directors recommends a vote "for" Proposal No. 2.

               PROPOSAL NO. 3: Election of Seven Directors to the
                        Board of Directors of the company

                                Director Nominees

     At the Special Meeting, seven directors will be elected to hold office until their respective successors are chosen and qualified. The Company's Board of Directors has nominated seven people for election. As proxies, Mr. Kellner and Mr. Wilson intend to vote for the election of all of the Board of Directors' nominees. They will also vote proxies for another person that the Board of Directors may recommend in place of a nominee if that nominee becomes unable to serve as a director before the Special Meeting.

     Each of the nominees is a member of the present Board of Directors except for Mr. Lane, Mr. Paul S. Shain and Mr. Gordon Gunnlaugsson. Each nominee has consented to being named as a nominee and to serve if elected.

     Certain important information regarding the directors who are nominees and Messrs. Gunnlaugsson, Lane and Shain (including their principal occupations for at least the last five years) is as follows:

BARRY K. ALLEN                              Age 52
--------------

18500 W. Corporate Drive
Brookfield, WI 53045
(A DIRECTOR OF THE COMPANY)

     Mr. Allen is President of Allen Enterprises, LLC, Brookfield, Wisconsin, a private equity investments management company he founded after retiring from Ameritech, Chicago, Illinois, in July 2000. Mr. Allen had served as an officer of Ameritech since August 1995, most recently as President. Mr. Allen is a director of Harley-Davidson Inc., United Wisconsin Services, Inc. and First Business Bank-Milwaukee. Mr. Allen is also a director of Fiduciary Capital Growth Fund, Inc., an investment company for which the Adviser serves as investment adviser. Mr. Allen has been a director of the Company since September 11, 1996.

GEORGE D. DALTON                            Age 73
----------------

528 Northview Road
Waukesha, WI 53188
(A DIRECTOR OF THE COMPANY)

     Mr. Dalton is Chairman and Chief Executive Officer of Call_Solutions.Com, a privately held company specializing in teleservices call centers. Prior to January 2000, Mr. Dalton was Chairman of the Board of Fiserv, Inc., a provider of financial data processing services to financial institutions, and had served in that capacity since 1984. Mr. Dalton is also a member of the Board of Directors of ARI, Inc., a provider of standard-based Internet-enabled electronic commerce services, APAC TeleServices, Inc., a provider of out-sourced telephone-based marketing, sales and customer management solutions, Clark/Bardes Inc., a distributor of life insurance/compensation programs, Wisconsin Wireless, Inc., and Fiserv, Inc. Mr. Dalton is also a director of Fiduciary Capital Growth Fund, Inc. Mr. Dalton has been a director of the Company since December 22, 1997.

PATRICK ENGLISH*                            Age 40
----------------

225 East Mason Street
Milwaukee, WI 53202
(VICE PRESIDENT AND A DIRECTOR OF THE COMPANY)

     Mr. English is President of the Adviser and has been employed by the Adviser in various capacities since December, 1986. Mr. English is also Vice President and a director of Fiduciary Capital Growth Fund, Inc. Mr. English has been a director of the Company since December 22, 1997.

GORDON H. GUNNLAUGSSON                      Age 56
----------------------

c/o Fiduciary Management, Inc.
225 East Mason Street
Milwaukee, WI 53202
(A NOMINEE FOR DIRECTOR OF THE COMPANY)

     Mr. Gunnlaugsson recently retired from M&I Corporation. He was employed by M&I Corporation from June 1, 1970 to December 31, 2000 where he most recently held the positions of Executive Vice-President and Chief Financial Officer. Mr. Gunnlaugsson is a director of Advantage Learning Systems, Inc. Mr. Gunnlaugsson was also elected to the Board of Directors for Fiduciary Capital Growth Fund, Inc. on March 27, 2001.

TED D. KELLNER*                             Age 54
---------------

225 East Mason Street
Milwaukee, WI 53202
(PRESIDENT, TREASURER AND A DIRECTOR OF THE COMPANY)

     Mr. Kellner is Chairman of the Board and Chief Executive Officer of the Adviser which he co-founded with Mr. Wilson in 1980. Mr. Kellner is also President, Treasurer and a director of Fiduciary Capital Growth Fund, Inc. Mr. Kellner has been a director of the Company since September 11, 1996.

RICHARD E. LANE*                            Age 45
----------------

9421 North Lake Drive
Milwaukee, WI  53217
(A NOMINEE FOR DIRECTOR OF THE COMPANY)


     Mr. Lane has served as co-portfolio manager to the Fund with Mr. Kellner since October 1, 1997, and will serve as co-portfolio manager of the Fund with Mr. Primack. Mr. Lane has served as a portfolio manager and financial analyst with Fiduciary Management, Inc. since September 1994. Mr. Lane has over eighteen years of investment management and financial industry experience. Mr. Lane has a BA Degree in Economics and an MS Degree in Finance from the University of Wisconsin-Madison.

PAUL S. SHAIN                               Age 38
-------------

5520 Research Park Drive
Madison, WI  53711
(A NOMINEE FOR DIRECTOR OF THE COMPANY)

     Mr. Shain is President and Chief Operating Officer of Berbee Information Networks, a leading provider of e-business development, infrastructure integration and application hosting services and has been employed by such firm since January 2000. Prior to joining Berbee Information Networks, Mr. Shain spent 12 years at Robert W. Baird & Co., Incorporated, most recently as Managing Director and Director of Equity Research. Mr. Shain is a Chartered Financial Analyst and serves on the Advisory Board of the Applied Corporate Finance program at UW-Madison. Mr. Shain serves on the Board of Directors of Berbee Information Networks, LifeSketch, Inc., Broadjam Inc. and the Madison Area Technical College Foundation. Mr. Shain is also a director of Fiduciary Capital Growth Fund, Inc. Mr. Shain was elected to Fiduciary Capital Growth Fund, Inc.'s Board of Directors on March 27, 2001.

------------------

* Messrs. English, Kellner and Lane are directors who are "interested persons" of the Company as that term is defined in the Investment Company Act of 1940. Messrs. English and Kellner are "interested persons" of the Company because they are officers of the Company and the Adviser and Mr. Lane is an "interested person" of the Company because he is an officer of the Sub-Adviser.

     The executive officers of the Company. are Mr. Kellner, 54, President and Treasurer; Mr. English, 40, Vice President; Mr. Wilson, 58, Vice President, Secretary and Treasurer; Mr. Gary G. Wagner, 57, Vice President and Assistant Secretary; and Ms. Wildes, 48, Vice President and Assistant Treasurer. All executive officers are elected by the Company's Board of Directors and hold office until his or her successor has been duly elected or until his or her prior death, resignation or removal.

                                  Compensation

     The table below sets forth the compensation paid by the Company to each of its directors during the fiscal year ended September 30, 2000:

                               COMPENSATION TABLE

                                     Pension or                      Total
                                     Retirement     Estimated     Compensation
                       Aggregate      Benefits        Annual      From Company
                     Compensation    Accrued as      Benefits       and Fund
                         From         Part of          Upon      Complex Paid to
 Name of Person         Company     Fund Expenses   Retirement    Directors(1)
 --------------      ------------   -------------   ----------   ---------------
Barry K. Allen           $350             0              0               $750
George D. Dalton         $700             0              0              $1500
Patrick J. English          0             0              0                  0
Ted D. Kellner              0             0              0                  0
Thomas W. Mount(2)       $700             0              0              $1500
Donald S. Wilson(2)         0             0              0                  0

--------------

(1) Fiduciary Capital Growth Fund, Inc. and the Company are the only investment companies in the Fund Complex.

(2) Mr. Mount resigned as a director of the Company effective January 5, 2001. Mr. Wilson resigned as a director of the Company effective March 27, 2001.

                          Board Meetings and Committees

     The Company's Board of Directors has an audit committee consisting of Messrs. Allen, Dalton and Shain, but no nominating, compensation or other similar committees. The functions of the audit committee consist of the following:

     1. Evaluate and recommend annually to the Board of Directors the selection and, where appropriate, the replacement of, the independent public accountants.

     2. Review the scope and plan of the independent public accountants' annual and interim examinations.

     3. Approve any services (other than the annual audit) to be performed for the Company by the independent public accountants.

     4. Approve the fees and other compensation payable to the independent public accountants.

     5. On an annual basis, obtain from the independent public accountants a formal written statement delineating all relationships between the independent public accountant and the Company consistent with Independence Standard Boards Standard 1.

     6. Review with the independent public accountants the internal control structure of the Fund and the adequacy of its system of internal controls.

     7. Review with the independent public accountants the results of the year-end audit.

     8.  Perform such other functions as it deems proper.

     The audit committee was created on March 27, 2001 and had no meetings during the fiscal year ended September 30,2000.

     The Board of Directors met two times during the fiscal year ended September 30, 2000. Each of the directors who are nominees attended both meetings held by the Board of Directors, except Mr. Allen, who attended one meeting.

                         Independent Public Accountants

     The Board of Directors (including a majority of the directors who are not "interested persons" of the Company) has selected PricewaterhouseCoopers LLP, independent accountants, to continue to serve as independent auditors of the Fund for the fiscal year ending September 30, 2001. In such capacity, PricewaterhouseCoopers LLP performs a variety of functions, including examining the financial statements of the Fund and issuing a report on internal controls and procedures for inclusion in Securities and Exchange Commission filings. PricewaterhouseCoopers LLP has advised our Board of Directors that they have no direct financial interest or material indirect financial interest in the Fund.

     A representative of PricewaterhouseCoopers LLP is not expected to be present at the meeting.

                                      Fees

     In connection with the fiscal year ended September 30, 2000, PricewaterhouseCoopers LLP provided various audit and non-audit services to the Company and billed the Company for these services as follows:

     1. Audit Fees. Aggregate fees billed to the Company by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Fund's financial statements for the fiscal year ended September 30, 2000 totaled $11,833.

     2. Financial Information Systems Design and Implementation Fees. PricewaterhouseCoopers LLP did not render any services respecting financial information systems design and implementation during the fiscal year ended September 30, 2000 to the Company, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Company.

     3.  All Other Fees. Aggregate fees billed to the Company by
PricewaterhouseCoopers LLP for non-audit services rendered for the fiscal year ended September 30, 2000 to the Company, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Company, including tax related services, totaled $4,204.

     The Board of Directors has considered whether the provision of the non-audit services related to sections 2 and 3 above is compatible with maintaining the independence of PricewaterhouseCoopers LLP and has determined that such services have not adversely affected the independence of PricewaterhouseCoopers LLP.

                                  Required Vote

     Under Maryland law, shareholders elect directors by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present. For this purpose, "plurality" means that the nominees receiving the largest number of votes from the shareholders of the Fund will be elected as directors. Any shares which do not vote, whether by abstention, broker non-vote or otherwise, will not affect the election of directors.

                                 Recommendation

     The Company's Board of Directors recommends a vote "for" all the nominees.

                      PROPOSAL NO. 4: TO CHANGE the Fund's
                  Investment COMPANY CLASSIFICATION CONCERNING
                         DIVERSIFICATION OF INVESTMENTS
                     From "diversified" to "non-diversified"

                                  Introduction

     Mutual funds, such as the Fund, diversify their investments among different securities. Mutual funds are free to choose the extent to which they will diversify their investments, provided that they meet certain minimum limits set forth in the Investment Company Act of 1940, as amended, and/or the Internal Revenue Code of 1986, as amended.

     Generally, in order to be "diversified" under the Investment Company Act of 1940, a mutual fund may not invest more than 5% of its total assets in a single issuer (except United States government securities, as defined in the Investment Company Act of 1940), or purchase more than 10% of the outstanding securities of a single issuer. This limit only applies to 75% of the mutual fund's total assets, which means that any mutual fund which is diversified under the Investment Company Act of 1940 may invest up to 25% of its assets in a single security or in securities in which it has invested more than 5% of its assets or for which it holds more than 10% of the outstanding securities of the issuer.

     If a mutual fund elects to be "non-diversified" under the Investment Company Act of 1940, it must still operate within the diversification requirements of the Internal Revenue Code, which are similar to the diversification requirements of the Investment Company Act of 1940, but the limits apply only to 50% of a mutual fund's assets rather than 75%. As to the remaining 50% of the mutual fund's assets, a mutual fund may buy as few as two separate securities, each representing 25% of the value of the mutual fund.

                         Current/Proposed Classification

     Under its current registration, the Fund is classified as a "non-diversified" investment company, as that term is defined in the Investment Company Act of 1940, as explained above. However, during the last three years, the Adviser determined that it was not in the best interests of its Fund or its shareholders to invest in a "non-diversified" manner and, consequently, invested in a "diversified" manner. The staff of the Securities and Exchange Commission has taken the position that an investment company registered as "non-diversified" but which invests as a "diversified" investment company for more than three years has changed its status to that of a "diversified" investment company. By not investing in a "non-diversified" manner during the last three years, the Fund's classification changed from "non-diversified" to "diversified."

     Section 13(a)(1) of the Investment Company Act of 1940 prohibits a "diversified" company from changing its investment company classification to "non-diversified" without shareholder authorization. The Company's Board of Directors recommends that the Fund change its classification from "diversified" to "non-diversified," which means that the Fund will operate within the more flexible diversification restrictions contained in the Internal Revenue Code. The "non-diversified" classification will become effective only upon shareholder approval. If the proposal is not approved by the shareholders, the Fund's current investment company classification will remain unchanged. If the proposal is approved by the shareholders, any future change by the Fund from a "non-diversified" to a "diversified" classification would not require shareholder approval under the Investment Company Act of 1940.

     If the Adviser and/or the Sub-Adviser believe it is in the best interests of the Fund to operate in a "diversified" manner, they will cause the Fund to operate in such manner notwithstanding the fact that the Fund's investment company classification may automatically change from "non-diversified" to "diversified" and the Fund may subsequently be required to again seek shareholder approval to change its classification back to "non-diversified."

                                  Required Vote

     The favorable vote of the holders of a "majority" (as defined in the Investment Company Act of 1940) of the outstanding shares of the Fund is required for the approval of Proposal No. 4. Under the Investment Company Act of 1940, the vote of the holders of a "majority" of the outstanding shares of the Fund means the vote of the holders of the lesser of (1) 67% or more of its shares present at the Special Meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (2) more than 50% of its outstanding shares. Abstentions and broker non-votes will not be counted for or against the proposal but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding shares are present or represented at the Special Meeting. The failure to vote (other than by broker non-votes or abstentions), assuming more than 50% of the outstanding shares of the Fund are present, has no effect if (1) above is applicable and has the same effect as a vote against the proposal if (2) above is applicable. Abstentions and broker non-votes have the effect as a vote against the proposal.

                                 Recommendation

     The Company's Board of Directors has unanimously approved this Proposal and determined that this Proposal is in the best interests of the Fund. In doing so, it considered the following factors, among others:

     o    The previous experience of the Fund's Adviser in managing the Fund.

     o The possibility that under certain market conditions the Fund's investment performance may be enhanced if it is permitted to invest in a "non-diversified" manner.

The Board of Directors believes that the proposal will improve the Fund's potential to achieve its investment objective. Accordingly, the Board recommends a vote "for" Proposal No. 4.

                                  ADMINISTRATOR

     The Adviser is also the administrator to the Fund. Its principal office is located at 225 East Mason Street, Milwaukee, Wisconsin 53202. Pursuant to an Administration Agreement between the Fund and the Adviser, the Adviser supervises all aspects of the Fund's operations except those performed by it as investment adviser. In connection with such supervision, the Adviser prepares and maintains the books, accounts and other documents required by the Investment Company Act of 1940, calculates the Fund's net asset value, responds to shareholder inquiries, prepares the Fund's financial statements and excise tax returns, prepares reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial accounts and records and generally assists in all respects of the Fund's operations. For the foregoing, the Adviser receives an annual fee of 0.2% on the first $30,000,000 of the average daily net assets of the Fund, 0.1% on the next $70,000,000 of the average daily net assets of the Fund, and 0.05% on the average daily net assets of the Fund in excess of $100,000,000. During the fiscal year ended September 30, 2000, the Fund paid the Adviser fees of $130,612 pursuant to the Administration Agreement.

                        RECEIPT OF SHAREHOLDER PROPOSALS

                  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Company's proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by the Company of any such proposal. Since the Company does not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Company within a reasonable time before the solicitation of proxies for the meeting is made. The fact that the Company receives a shareholder proposal in a timely manner does not ensure its inclusion in the proxy materials since there are other requirements in the proxy rules relating to such inclusion.

                                  OTHER MATTERS

     The Board of Directors knows of no other matters that may come before the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.

                                  SOLICITATION

     The Adviser and the Sub-Adviser each will bear one-half of the cost of soliciting proxies, including preparing, printing, assembling and mailing the proxy material. The Company expects to solicit proxies mainly by mail. Some of its officers may also solicit proxies personally, by telephone or by telefax. The Company will not pay these officers specifically for soliciting proxies.

     If you would like to receive a copy of the Fund's latest annual report, please write to FMI Funds, Inc. at 225 East Mason Street, Milwaukee, Wisconsin 53202, Attention: Corporate Secretary, or by calling 1-800-811-5311. The Company will furnish these copies free of charge.

                                            FMI FUNDS, INC.


                                            Donald S. Wilson
                                            Secretary
Milwaukee, Wisconsin
April 2, 2001

                                     Annex A

                          INVESTMENT ADVISORY AGREEMENT


     THIS INVESTMENT ADVISORY AGREEMENT ("Agreement"), made this ____ day of _________, 2001, between FMI FUNDS, INC., a Maryland corporation (the "Company"), and FIDUCIARY MANAGEMENT, INC., a Wisconsin corporation (the "Adviser").

                              W I T N E S S E T H :

     WHEREAS, the Company is currently registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "Act") as an open-end management investment company consisting initially of one series, FMI Focus Fund (the "Fund"); and

     WHEREAS, the Company desires to retain the Adviser, which is an investment adviser registered under the Investment Advisers Act of 1940, as the investment adviser for the Fund.

     NOW, THEREFORE, the Company and the Adviser do mutually promise and agree as follows:

     1. Employment. The Company hereby employs the Adviser to manage the investment and reinvestment of the assets of the Fund and to administer its business and administrative operations, subject to the direction of the Board of Directors of the Company (the "Board of Directors") and the officers of the Company, for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment for the compensation herein provided and agrees during such period to render the services and to assume the obligations herein set forth.

     2. Authority of the Adviser. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company or the Fund in any way or otherwise be deemed an agent of the Company or the Fund. However, one or more shareholders, officers, directors or employees of the Adviser may serve as directors and/or officers of the Company, but without compensation or reimbursement of expenses for such services from the Company. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation, as amended, restated or supplemented, or any applicable statute or regulation, or to relieve or deprive the Board of Directors of its responsibility for and control of the affairs of the Fund.

     3. Obligations of and Services to be Provided by the Adviser. The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

         A.  Management and Administrative Services.

             (1) The Adviser shall furnish to the Company adequate office space, which may be space within the offices of the Adviser or in such other place as may be agreed upon from time to time, and all office furnishings, facilities and equipment as may be reasonably required for performing services relating to advisory, research, asset allocation, portfolio manager selection and evaluation activities and otherwise managing and administering the business and operations of the Fund.

             (2) The Adviser shall employ or provide and compensate the executive, administrative, secretarial and clerical personnel necessary to supervise the provision of the services set forth in sub-paragraph 3(A)(1) and shall bear the expense of providing such services, except as provided in Section 4 of this Agreement. The Adviser shall also compensate all officers and employees of the Company who are officers or employees of the Adviser or its affiliated companies.

     B.  Investment Management Services.

             (1) The Adviser shall, subject to and in accordance with the investment objective and policies of the Fund and any directions which the Board of Directors may issue to the Adviser, have overall responsibility for the general management and investment of the assets and securities portfolios of the Fund.

             (2) The Adviser may delegate its investment responsibilities under sub-paragraph 3(B)(1) with respect to the Fund or segments thereof to one or more persons or companies ("Portfolio Manager[s]") pursuant to an agreement between the Adviser, the Company and each such Portfolio Manager ("Sub-Advisory Agreement"). Each Sub-Advisory Agreement may provide that the Portfolio Manager, subject to the control and supervision of the Board of Directors and the Adviser, shall have full investment discretion for the Fund and shall make all determinations with respect to the investment of the Fund's assets assigned to the Portfolio Manager and the purchase and sale of portfolio securities with those assets, and such steps as may be necessary to implement its decision. Any delegation of duties pursuant to this paragraph shall comply with any applicable provisions of
         Section 15 of the Act, except to the extent permitted by any exemptive order of the Securities and Exchange Commission or similar relief. Adviser shall not be responsible or liable for the investment merits of any decision by a Portfolio Manager to purchase, hold or sell a security for the Fund's portfolio.

             (3) The Adviser shall develop overall investment programs and strategies for the Fund, or segments thereof, shall revise such programs as necessary, and shall monitor and report periodically to the Board of Directors concerning the implementation of the programs.

             (4) The Adviser shall research and evaluate Portfolio Managers and shall advise the Board of Directors of the Company of the Portfolio Managers which the Adviser believes are best-suited to invest the assets of the Fund; shall monitor and evaluate the investment performance of each Portfolio Manager; shall determine the portion of the Fund's assets to be managed by each Portfolio Manager; shall recommend changes or additions of Portfolio Managers when appropriate; and shall coordinate the investment activities of the Portfolio Managers.

             (5) The Adviser shall be solely responsible for paying the fees of each Portfolio Manager.

             (6) The Adviser shall render to the Board of Directors such periodic reports concerning the business and investments of the Fund as the Board of Directors shall reasonably request.

         C. Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials.

         The Adviser will make available and provide financial, accounting and statistical information required by the Fund for the preparation of registration statements, reports and other documents required by federal and state securities laws, and with such information as the Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Fund's shares.

         D.  Provision of Personnel.

         The Adviser shall make available its officers and employees to the Board of Directors and officers of the Company for consultation and discussions regarding the administration and management of the Company and its investment activities.

     4. Expenses. The Adviser shall not be required to pay any expenses of the Fund except as provided herein; provided, however, that if the aggregate annual operating expenses, including the Adviser's fee and the fees paid to the Fund's Administrator but excluding all federal, state and local taxes, interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities and extraordinary items, in any year exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the Fund's shares are qualified for sale or, if the states in which the Fund's shares are qualified for sale impose no such restrictions, 2.75%, then the Adviser's fee shall be reduced as hereinafter provided. The expenses of the Fund's operations borne by the Fund include by way of illustration and not limitation, directors fees paid to those directors who are not officers of the Company, the costs of preparing and printing registration statements required under the Securities Act of 1933 and the Act (and amendments thereto), the expense of registering its shares with the Securities and Exchange Commission and in the various states, payments made pursuant to the Fund's Service and Distribution Plan, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of stock certificates (if any), director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, legal expenses, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, insurance premiums, brokerage and other expenses connected with the execution of portfolio securities transactions, fees and expenses of the custodian of the Fund's assets, expenses of calculating the net asset value and repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents and the cost of keeping all necessary shareholder records and accounts.

     The Company shall monitor the expense ratio of the Fund on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation established herein, the Company shall create an account receivable from the Adviser in the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Company's fiscal year if accrued expenses thereafter fall below the expense limitation.

     5. Compensation of the Adviser. For the services and facilities to be rendered and the charges and expenses to be assumed by the Adviser hereunder, the Company, through and on behalf of the Fund, shall pay to the Adviser an advisory fee, paid monthly, based on the average daily net assets of the Fund, as determined by valuations made as of the close of each business day of the month. The advisory fee shall be 1/12 of 1.25% of the average daily net assets of the Fund. For any month in which this Agreement is not in effect for the entire month, such fee shall be reduced proportionately on the basis of the number of calendar days during which it is in effect and the fee computed upon the average daily net assets on the business days during which it is so in effect.

     6. Ownership of Shares of the Fund. The Adviser shall not take an ownership position in the Fund, and shall not permit any of its shareholders, officers, directors or employees to take a long or short position in the shares of the Fund, except for the purchase of shares of the Fund for investment purposes at the same price as that available to the public at the time of purchase or in connection with the initial capitalization of the Fund.

     7. Exclusivity. The services of the Adviser to the Fund hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others as long as the services hereunder are not impaired thereby. Although the Adviser has agreed to permit the Company to use the name "FMI", if it so desires, it is understood and agreed that the

Adviser reserves the right to use and to permit other persons, firms or corporations, including investment companies, to use such name.

     8. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

     9. Brokerage Commissions. The Adviser, subject to the control and direction of the Board of Directors, and any Portfolio Managers, subject to the control and direction of the Board of Directors and the Adviser, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for the Fund and for the selection of the markets on or in which the transactions will be executed. The Adviser or the Portfolio Managers may cause the Fund to pay a broker-dealer which provides brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act"), to the Adviser or the Portfolio Managers a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting such transaction, if the Adviser or the Portfolio Manager determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion (as defined in Section 3(a)(35) of the Exchange Act). The Adviser shall provide such reports as the Board of Directors may reasonably request with respect to each Fund's total brokerage and the manner in which that brokerage was allocated.

     10. Code of Ethics. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and has provided the Company with a copy of the code of ethics and evidence of its adoption. Upon the written request of the Company, the Adviser shall permit the Company to examine the reports required to be made by the Adviser pursuant to Rule 17j-1(c)(1).

     11. Amendments. This Agreement may be amended by the mutual consent of the parties; provided, however, that in no event may it be amended without the approval of the Board of Directors in the manner required by the Act, and, if required by the Act, by the vote of the majority of the outstanding voting securities of the Fund, as defined in the Act.

     12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors or by a vote of the majority of the outstanding voting securities of the Fund, as defined in the Act, upon giving sixty (60) days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time upon the giving of sixty (60) days' written notice to the Company. This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the Act). Subject to prior termination as hereinbefore provided, this Agreement shall continue in effect for an initial period beginning as of the date hereof and ending ___________, 2003 and indefinitely thereafter, but only so long as the continuance after such initial period is specifically approved annually by (i) the Board of Directors or by the vote of the majority of the outstanding voting securities of the Company, as defined in the Act, and (ii) the Board of Directors in the manner required by the Act, provided that any such approval may be made effective not more than sixty (60) days thereafter.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day first above written.

                                          FIDUCIARY MANAGEMENT, INC.
                                          (the "Adviser")


                                          By:_________________________________
                                                   Patrick J. English, President

                                          FMI FUNDS, INC.
                                          (the "Company")


                                          By:_________________________________
                                                   Ted D. Kellner, President

                                     Annex B

                             SUB-ADVISORY AGREEMENT

                                    FMI FUNDS

     THIS SUB-ADVISORY AGREEMENT, made this ____ day of ___________, 2001, by and among FMI FUNDS, INC., a Maryland corporation (the "Company"), FIDUCIARY MANAGEMENT, INC., a Wisconsin corporation (the "Adviser"), and
___________________________, a Wisconsin ________________________ (the
"Portfolio Manager").

                              W I T N E S S E T H :

     The Company is a diversified open-end management investment company registered as an investment company under the Investment Company Act of 1940 (the "Act"), and subject to the rules and regulations promulgated thereunder. The Company's Articles of Incorporation permit its authorized shares of Common Stock to be divided into series, each of which constitutes a separate investment portfolio or fund with different investment objectives and policies. Each share of a fund represents an undivided interest in the assets, subject to the liabilities, allocated to that portfolio. One such series or fund of the Company is the FMI Focus Fund (the "Fund").

     The Adviser acts as the "investment adviser" to the Fund (as defined in Section 2(a)(20) of the Act) pursuant to the terms of an Investment Advisory Agreement. The Adviser is responsible for the day-to-day management and overall administration of the Fund and the coordination of investment of the Fund's assets in portfolio securities. However, specific portfolio purchases and sales for the Fund's investment portfolio, or a portion thereof, are to be made by advisory organizations recommended and identified by the Adviser, subject to the approval of the Board of Directors of the Company.

     WHEREAS, the Adviser and the Company desire to retain the Portfolio Manager as the investment adviser and portfolio manager for the Fund.

     NOW, THEREFORE, the Company, the Adviser and the Portfolio Manager do mutually promise and agree as follows:

     1. Employment. The Adviser being duly authorized hereby appoints and employs the Portfolio Manager as the discretionary portfolio manager for the Fund for the period and on the terms set forth in this Agreement. The Portfolio Manager hereby accepts the appointment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Fund with respect to the investments of the Fund in accordance with the provisions of this Agreement.

     2. Authority of the Portfolio Manager. The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company or the Fund in any way or otherwise be deemed an agent of the Company or the Fund.

     3. Portfolio Management Services of Portfolio Manager. Portfolio Manager is hereby employed and authorized to select portfolio securities for investment by the Fund, to purchase and sell securities for the Fund, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with paragraphs 5 and 6 hereof and such operational procedures as may be agreed to from time to time by the Portfolio Manager and the Company or the Adviser (the "Operational Procedures"). In providing portfolio management services to the Fund, Portfolio Manager shall be subject to such investment restrictions as are set forth in the Act and the rules thereunder, the Internal Revenue Code, applicable state securities laws, the supervision and control of the Board of Directors of the Company, such specific instructions as the Board of Directors may adopt and communicate to Portfolio Manager, the investment objectives, policies and restrictions of the Fund furnished pursuant to paragraph 4, the provisions of Schedule A hereto and instructions from the Adviser. Portfolio Manager is not authorized by the Company to take any action, including the purchase or sale of securities for the Fund, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. Portfolio Manager shall maintain on behalf of the Fund the records listed in Schedule A hereto (as amended from time to time). At the Company's or the Adviser's reasonable request, Portfolio Manager will consult with Company or with the Adviser with respect to any decision made by it with respect to the investments of the Fund.

     4. Investment Objectives, Policies and Restrictions. The Company will provide Portfolio Manager with a statement of the investment objectives, policies and restrictions applicable to the Fund and any specific investment restrictions applicable to the Fund as established by the Company, including those set forth in its registration statement under the Act and the Securities Act of 1933. Company retains the right, on written notice to

Portfolio Manager from Company or Adviser, to modify any such objectives, policies or restrictions in any manner at any time.

     5. Transaction Procedures. All transactions will be consummated by payment to or delivery by Firstar Bank, N.A. (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Fund, and Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect thereto. Portfolio Manager shall advise Custodian and confirm in writing to Company and to the Fund's administrator, Fiduciary Management, Inc., or any other designated agent of Company, all transactions for the Fund executed by it with brokers and dealers at the time and in the manner as set forth in the Operational Procedures. Portfolio Manager shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by Portfolio Manager. Company shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Portfolio Manager to take appropriate action if the Custodian fails to confirm in writing proper execution of the instructions.

     6. Proxies. The Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time.

     7. Compensation of the Portfolio Manager. The compensation of Portfolio Manager for its services under this Agreement shall be calculated and paid by Adviser in accordance with the attached Schedule B. Pursuant to the provisions of the Investment Advisory Agreement between Company and Adviser, Adviser is solely responsible for the payment of fees to Portfolio Manager, and Portfolio Manager agrees to seek payment of its fees solely from Adviser.

     8. Other Investment Activities of Portfolio Manager. Company acknowledges that Portfolio Manager or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 3 hereof, Company agrees that Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund, provided that Portfolio Manager acts in good faith, and provided further, that it is Portfolio Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Fund over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. Company acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may have an interest from time to time, whether in transactions which involve the Fund or otherwise. Portfolio Manager shall have no obligation to acquire for the Fund a position in any investment which any Affiliated Account may acquire, and Company shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund or otherwise.

     9. Certificate of Authority. Company, Adviser and Portfolio Manager shall furnish to each other from time to time certified copies of the resolutions of their Boards of Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of Company, the Fund, the Portfolio Manager and/or Adviser.

     10. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of Portfolio Manager, Portfolio Manager shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

     11. Brokerage Commissions. The Portfolio Manager, subject to the control and direction of the Board of Directors of the Company, shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Fund and for the selection of the markets on or in which the transactions will be executed. The Portfolio Manager may cause the Fund to pay a broker-dealer which provides brokerage and research services, as such services are defined in Section 28(e) of the Securities

Exchange Act of 1934 (the "Exchange Act"), to the Portfolio Manager a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting such transaction, if the Portfolio Manager determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion (as defined in Section 3(a)(35) of the Exchange Act). The Portfolio Manager shall provide such reports as the Board of Directors of the Company or the Adviser may reasonably request with respect to the Fund's total brokerage and the manner in which that brokerage was allocated.

     12. Confidentiality. Subject to the duty of Portfolio Manager and Company to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of Portfolio Manager and Company in respect thereto.

     13. Representations, Warranties and Agreements of Company. Company represents, warrants and agrees that:

     A. Portfolio Manager has been duly appointed by the Board of Directors of Company to provide investment services to the Fund as contemplated hereby.

     B. Company will deliver to Portfolio Manager a true and complete copy of its then current prospectus and statement of additional information as effective from time to time and such other documents or instruments governing the investment of the Fund and such other information as is necessary for Portfolio Manager to carry out its obligations under this Agreement.

     14. Representations, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents, warrants and agrees that:

     A. Portfolio Manager is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act"); or is a "bank" as defined in
Section 202(a)(2) of the Advisers Act or an "insurance company" as defined in
Section 202(a)(2) of the Advisers Act.

     B. Portfolio Manager will maintain, keep current and preserve on behalf of Company, in the manner required or permitted by the Act, the records identified in Schedule A. Portfolio Manager agrees that such records (unless otherwise indicated on Schedule A) are the property of Company, and will be surrendered to the Company promptly upon request.

     C. Portfolio Manager will complete such reports concerning purchases or sales of securities on behalf of the Fund as the Adviser or Company may from time to time require to ensure compliance with the Act, the Internal Revenue Code and applicable state securities laws.

     D. Portfolio Manager will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide Company with a copy of the code of ethics and evidence of its adoption. Upon the written request of Company, Portfolio Manager shall permit Company, its employees or its agents to examine the reports required to be made to Portfolio Manager by Rule 17j-1(c)(1).

     E. Portfolio Manager will promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV furnish a copy of such amendment to the Company and the Adviser.

     F. Portfolio Manager will immediately notify the Company and the Adviser of the occurrence of any event which would disqualify Portfolio Manager from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

     15. Amendments. This Agreement may be amended by the mutual consent of the parties; provided, however, that in no event may it be amended without the approval of the Board of Directors in the manner required by the Act.

     16. Termination. This Agreement may be terminated at any time by the Company or the Portfolio Manager, without the payment of any penalty, immediately upon written notice to the other in the event of a breach of any provision hereof by the party so notified, or otherwise, upon giving sixty (60) days' written notice to the other, and this Agreement shall be terminated immediately if the Adviser or its successors shall cease to be the investment adviser to the Fund, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others. This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the Act). Subject to prior termination as hereinbefore provided, this Agreement shall continue in effect for an initial period beginning as of the date hereof and ending _____________, 2003 and indefinitely thereafter, but only so long as the continuance after such initial period is specifically approved annually by the Board of Directors of the Company in the manner required by the Act.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day first above written.

                                           FMI FUNDS, INC.
                                           (the "Company")


                                           By:
                                              ----------------------------------
                                               Ted D. Kellner, President


                                           FIDUCIARY MANAGEMENT, INC.
                                           (the "Adviser")


                                           By:
                                              ----------------------------------
                                               Patrick J. English, President



                                           -------------------------------------
                                           (the "Portfolio Manager")


                                           By:
                                              ----------------------------------
                                               Richard E. Lane, ________________

                                   SCHEDULE A

                RECORDS TO BE MAINTAINED BY THE PORTFOLIO MANAGER

1. (1940 Act Rule 31a-1(b)(5) and (6)). A record of each brokerage order, and all other portfolio purchases and sales, given by the Portfolio Manager on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

     A.   The name of the broker;

     B. The terms and conditions of the order and of any modifications or cancellation thereof;

     C.   The time of entry or cancellation;

     D.   The price at which executed;

     E.   The time of receipt of a report of execution; and

     F.   The name of the person who placed the order on behalf of the Fund.

2. (1940 Act Rule 31a-1(b)(9)). A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

     A.   Shall include the consideration given to:

          (i)   the sale of shares of the Fund by brokers or dealers.

          (ii)  The supplying of services or benefits by brokers or dealers to:

                (a)  The Fund,

                (b)  The Adviser,

                (c)  The Portfolio Manager, and

                (d)  Any person other than the foregoing.

          (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

     B.   Shall show the nature of the services or benefits made available.

     C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

     D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (1940 Act Rule 31a-1(b)(10)). A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.(1)

4. (1940 Act Rule 31a-1(f)). Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Portfolio Manager's transactions with respect to the Fund.



---------------------

1 Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or portfolio adviser reviews).

                                   SCHEDULE B
                                  FEE SCHEDULE


     For its services to the Fund, the Adviser shall pay the Portfolio Manager a fee, paid monthly, based on the average net asset value of the Fund, as determined by valuations made as of the close of each business day of the month. The fee shall be 1/12 of 0.95% of the average daily net assets of the Fund.

     The fee shall be pro-rated for any month during which the Agreement is in effect for only a portion of the month.

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                               OF FMI FUNDS, INC.


                                 FMI Focus Fund


     The undersigned constitutes and appoints Mr. Ted D. Kellner and Mr. Donald
S. Wilson, and each of them singly, with power of substitution, as attorneys and proxies for and in the name and place of the undersigned to appear and vote with the same effect as the undersigned at the Special Meeting of shareholders of FMI Funds, Inc. to be held at the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin 53202, on Monday, April 30, 2001, at 3 o'clock p.m. (Central Standard Time), and at any adjournments or postponements thereof, all shares of stock of the FMI Focus Fund (the "Fund") which the undersigned is entitled to vote as follows:

     1.  To approve a new investment advisory agreement.

         |_|     For          |_|     Against          |_|     Abstain

     2.  To approve a sub-advisory agreement.

         |_|     For          |_|     Against          |_|     Abstain

     3.  To elect seven directors to the Board of Directors.

         For all nominees listed below (except as marked to the contrary)    |_|

         Withhold authority to vote for nominees listed below                |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

         Barry K. Allen                     George D. Dalton

         Patrick English                    Ted D. Kellner

         Richard E. Lane                    Paul S. Shain

         Gordon H. Gunnlaugsson

     4. To change the Fund's investment company classification concerning diversification of investments from "diversified" to "non-diversified."

         |_|     For          |_|     Against          |_|     Abstain

     5. In their discretion upon such other business as may properly come before the meeting.


                                            This proxy will be voted as
                                            specified. If no specification is
                                            made, this proxy will be voted for
                                            each proposal.

                                            The signature on this proxy should
                                            correspond exactly with the name of
                                            the shareholder as it appears on
                                            the proxy. If stock is issued in
                                            the name of two or more persons,
                                            each should sign the proxy. If a
                                            proxy is signed by an
                                            administrator, trustee, guardian,
                                            attorney or other fiduciary, please
                                            indicate full title as such.

                                            Dated _____________ ___, 2001


                                            Signed______________________________

                                            Signed______________________________

This proxy is solicited on behalf of the Board of Directors of FMI Funds, Inc.

|_|  Please check here if you will be attending the meeting.




                                        2